                                     EXHIBIT 99.2


                           MERIDIAN INDUSTRIAL TRUST, INC.
                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                     (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)


BACKGROUND

     The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 1998 has been prepared to reflect (i) the acquisition costs of properties acquired by Meridian Industrial Trust, Inc. (the "Company") from April 1, 1998 to June 30, 1998 which were funded from draws made on its Unsecured Credit Facility, (ii) the divestiture of properties from April 1, 1998 to June 30, 1998, (iii) the completion of a public offering of 2,000,000 shares of 8.75% Series D Cumulative Redeemable Preferred Stock which was consummated by the Company on June 30, 1998 ("Preferred Stock Offering"), and (iv) the paydown of the Unsecured Credit Facility using the net proceeds from the Divestitures and Preferred Stock Offering, as if such transactions and adjustments had occurred on March 31, 1998.

     The accompanying unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 have been prepared to reflect (i) the incremental effect of properties acquired from January 1, 1998 to June 30, 1998 ("Acquisitions"), (ii) the incremental effect of properties divested from January 1, 1998 to June 30, 1998 ("Divestitures") and the paydown of the Unsecured Credit Facility using the net proceeds received, and (iii) the incremental effect of the Preferred Stock Offering and the paydown of the Unsecured Credit Facility using the net proceeds received, as if such transactions and adjustments had occurred on January 1, 1997. In addition, the accompanying pro forma condensed consolidated statement of operations for the year ended December 31, 1997 reflects acquisitions, divestitures and certain other transactions as further described in the accompanying footnotes.

     These unaudited pro forma condensed consolidated statements should be read in connection with the respective historical financial information and notes thereto contained in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 1998 and Annual Report on Form 10-K for the year ended December 31, 1997. In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquisitions, Divestitures, Preferred Stock Offering, and the paydown of the Unsecured Credit Facility.

     The pro forma condensed consolidated statements and notes thereto are unaudited and is not necessarily indicative of the actual results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or changes in cash flows for future periods.

                           MERIDIAN INDUSTRIAL TRUST, INC.
                    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 AS OF MARCH 31, 1998
                              (UNAUDITED, IN THOUSANDS)

                                                                                                        PREFERRED
                                                                                                         STOCK
                                           HISTORICAL (1)      ACQUISITIONS (2)    DIVESTITURES (3)    OFFERING (4)   PRO FORMA
                                          ---------------     -----------------   -----------------   -------------  ------------
 ASSETS
 Investment in real estate assets, net    $       904,551     $          56,448   $         (13,913)   $          -     $  947,086
 Investments in and advances to
   unconsolidated subsidiaries                     21,233                23,825                   -               -         45,058
 Cash and cash equivalents                          3,658                  (350)                  -               -          3,308
 Restricted cash and cash held in escrow           11,279                (4,228)                  -               -          7,051
 Accounts receivable, net                           3,157                     -                   -               -          3,157
 Capitalized loan fees and other assets            17,296                   747               7,841               -         25,884
                                          ---------------- -----------------------------------------------------------------------
   Total Assets                           $       961,174     $          76,442    $         (6,072)   $          -    $ 1,031,544
                                          ---------------- -----------------------------------------------------------------------
                                          ---------------- -----------------------------------------------------------------------
 LIABILITIES
 Unsecured notes, net                     $       160,108     $               -    $              -    $         -    $    160,108
 Mortgage loan                                     66,094                     -                   -              -          66,094
 Unsecured credit facility                         91,800                64,789              (1,923)       (48,125)        106,541
 Mortgage notes payable, net                       27,862                 3,921                   -              -          31,783
 Other liabilities                                 30,690                 6,279              (6,302)             -          30,667
                                          ----------------  --------------------  -------------------  --------------  -----------
  Total Liabilities                               376,554                74,989               (8,225)       (48,125)       395,193
                                          ----------------  --------------------  -------------------  --------------  -----------
 Minority interest in consolidated
  limited partnerships                             15,222                 1,453                    -              -         16,675
                                          ----------------  --------------------  -------------------  --------------  -----------
 STOCKHOLDERS' EQUITY
 Common and preferred stock                            32                     -                    -              2             34
 Additional paid-in capital                       574,589                     -                    -         48,123        622,712
 Distributions in excess of income                 (5,223)                    -                2,153              -         (3,070)
                                          ----------------  --------------------  -------------------  --------------  -----------
  Total Stockholders' Equity                      569,398                     -                2,153         48,125        619,676
                                          ----------------  --------------------  -------------------  --------------  -----------
    Total Liabilities and Stockholders'
       Equity                              $      961,174     $          76,442    $          (6,072)  $          -    $ 1,031,544
                                          ----------------  --------------------  -------------------  --------------  -----------
                                          ----------------  --------------------  -------------------  --------------  -----------


                           MERIDIAN INDUSTRIAL TRUST, INC.
                               NOTES AND ADJUSTMENTS TO
                    PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 AS OF MARCH 31, 1998
                     (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)


(1) Reflects the historical condensed consolidated balance sheet of the Company as of March 31, 1998.

(2) Reflects the acquisition of fourteen properties by the Company either directly or through one of its consolidated partnerships which were consummated from April 1, 1998 to June 30, 1998. Five of the properties were acquired through a property for property swap transaction. The properties acquired were funded with: (i) funds released from an escrow account amounting to $4,228, (ii) draws on its Unsecured Credit Facility,
     (iii) the assumption of a mortgage note payable in the principal amount of $3,921, and (iv) cash on hand. In connection with the acquisition of properties relating to the consolidated partnerships, the Company's minority partners contribution amounted to $2,090. The Company also bought out a minority partner in a partnership who had a capital balance of $637.

     In addition, the Company through an unconsolidated subsidiary, Meridian Refrigerated, Inc. ("MRI"), purchased in June 1998 all the stock of a company that owned three cold storage facilities located in Texas and Florida. The Company provided MRI with additional funding aggregating to $23,825 comprising secured and unsecured notes receivable totaling $15,358 and $3,167, respectively, and non-voting participating preferred stock. The Company owns all of the non-voting participating preferred stock of MRI and accounts for its investment using the equity method. The additional investment in MRI by the Company was funded with a draw on its Unsecured Credit Facility.

(3) Reflects the divestiture of four properties subsequent to April 1, 1998. The San Carlos property located in California was sold for $10,200, of which $8,000 was received in the form of a note receivable. The note receivable earns interest at 8.5% per annum, matures on May 1, 2007, and requires interest only payments. After closing costs and pro rated items, the net cash proceeds amounting to $1,923 were used to paydown borrowings on the Unsecured Credit Facility.

     Three properties located in Memphis, Tennessee with net book values of $6,149 were divested in conjunction with a property for property swap transaction subsequent to April 1, 1998.

(4) Reflects the completion by the Company of a public offering of 2,000,000 shares of Series D Preferred Stock at an offering price of $25.00 per share resulting in gross proceeds of $50,000. The Series D Preferred Stock has an aggregate liquidation preference of $50,000 and accrues dividends at a rate of 8.75% per annum based upon the liquidation preference. In connection with the Series D Preferred Stock Offering, the Company incurred costs of $1,875. The net cash proceeds of $48,125 were used to paydown borrowings on the Unsecured Credit Facility.

                        MERIDIAN INDUSTRIAL TRUST, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                 (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                                       Preferred
                                                                                                         Stock
                                               Historical (1)   Acquisitions (2)   Divestitures (3)   Offering (4)   Pro Forma
                                               --------------   ----------------   ----------------   ------------   -----------
REVENUES:
Rental revenue                                 $      26,755    $         2,814    $          (707)   $         -    $    28,862
Income from unconsolidated subsidiaries                  187                613                  -              -            800
Interest income and other                                101                  -                170              -            271
                                               --------------   ----------------   ----------------   ------------   -----------
     Total revenue                                    27,043              3,427               (537)             -         29,933
                                               --------------   ----------------   ----------------   ------------   -----------
OPERATING EXPENSES:
Interest                                               4,592              2,031                (54)          (843)         5,726
Property taxes                                         3,309                328                (85)             -          3,552
Property operating                                     1,999                239                (66)             -          2,172
General and administrative                             1,889                  -                  -              -          1,889
Depreciation and amortization                          5,003                518               (108)             -          5,413
                                               --------------   ----------------   ----------------   ------------   -----------
     Total operating expenses                         16,792              3,116               (313)          (843)        18,752
                                               --------------   ----------------   ----------------   ------------   -----------
Income before minority interest                       10,251                311               (224)           843         11,181
Minority interest in net (income)                        (89)              (158)                 -              -           (247)
                                               --------------   ----------------   ----------------   ------------   -----------
Net income                                     $      10,162    $           153    $          (224)   $       843    $    10,934
                                               --------------   ----------------   ----------------   ------------   -----------
                                               --------------   ----------------   ----------------   ------------   -----------
Net income                                     $      10,162                                                         $    10,934
Less: Series D preferred stock dividends                   -                                                              (1,094)
                                               --------------                                                        -----------
Net income allocable to Series B preferred
  and common                                          10,162                                                               9,840
Less: Series B preferred stock
  dividends (5)                                         (750)                                                                  -
                                               --------------                                                        -----------
Net income allocable to common                 $       9,412                                                         $     9,840
                                               --------------                                                        -----------
                                               --------------                                                        -----------
Basic per share data: (5)
Net income allocable to common per basic
  weighted average common share
  outstanding                                  $        0.31                                                         $      0.30
                                               --------------                                                        -----------
                                               --------------                                                        -----------
Diluted per share data: (5)
Net income allocable to common per diluted
  weighted average common share
  outstanding                                  $        0.31                                                         $      0.30
                                               --------------                                                        -----------
                                               --------------                                                        -----------
Weighted average common shares outstanding: (5)
Basic                                             30,178,869                                                          32,451,596
                                               --------------                                                        -----------
                                               --------------                                                        -----------
Diluted                                           30,818,742                                                          33,091,469
                                               --------------                                                        -----------
                                               --------------                                                        -----------

                        MERIDIAN INDUSTRIAL TRUST, INC.
                           NOTES AND ADJUSTMENTS TO
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                  (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)


(1) Represents the historical condensed consolidated results of operations for the three months ended March 31, 1998.

(2) Reflects the incremental effect (i.e. as if such activities had occurred or been completed on January 1, 1997) of acquisitions by the Company either directly or through one of its consolidated partnerships. Eight of the properties were acquired during the three months ended March 31, 1998. The incremental depreciation and amortization is based upon estimated useful lives of 35 years.

     The following table sets forth the revenues and expenses of the Acquisitions for the period from January 1, 1998 to the earlier of the date of acquisition or March 31, 1998:


                                                                                                                   Minority
                                                                                             Property             Interest in
                                                              Rental          Property       Operating                Net
     Property                           Market               Revenue           Taxes          Expenses              (Income)
     --------                           ------               -------          --------       ---------            ------------
 5141 East Santa Ana                    LA Basin, CA         $   311          $     33       $      11            $   --
 15450 E. Salt Lake Ave.                LA Basin, CA              71                17               5                --
 Foothills Ranch and
     Rancho Santa Margarita
     Properties (total of 4
     properties)                        LA Basin, CA             148                25               3                --
 7050 Alan
     Schwartzwalder                     Columbus, OH              83                 1               5                --
 624 Krona Drive                        Dallas, TX                65                10              10                --
 Property Swap
     Transaction (total of
     5 properties)                      Memphis, TN              629                73              65                --
 25 Otis Street                         New Jersey/I-95          151                14              18                --
 2300 Principal Row                     Orlando, FL              126                12              12                --
 MDN/JSC II
     L.P. Properties                    Las Vegas, NV
     (total of 7 properties)            and Dallas, TX         1,230               143             110               (158)
                                                             -------          --------       ---------            --------
 Total                                                       $ 2,814          $    328       $     239            $  (158)
                                                             -------          --------       ---------            --------
                                                             -------          --------       ---------            --------




     The Acquisitions were funded with: (i) funds released from an escrow account amounting to $4,228, (ii) draws on its Unsecured Credit Facility,
     (iii) the assumption of mortgage notes payable in the principal amount of $21,389, and (iv) cash on hand. The estimated incremental interest expense was based on: (i) pro forma borrowings on the Unsecured Credit Facility totaling $136,089 at an assumed rate of 7.01% per annum, and
     (ii) mortgage notes payable assumed with outstanding balances of $7,547, $6,245, $3,675 and $3,921 bearing interest rates of 8.30%, 7.50%, 7.90%
     and 6.95%, respectively.

     The estimated incremental income from unconsolidated subsidiaries was based on (i) pro forma equity losses from MRI totaling $26, (ii) secured loans extended to MRI totaling $29,758 ($14,400 in February and $15,358 in June) accruing interest at 9% per annum, and (iii) unsecured loans extended to MRI totaling $5,567 ($2,400 in February and $3,167 in June) accruing interest at 10% per annum. The incremental interest income accrued by the Company on the secured and unsecured loans extended to MRI amounted to $525 and $114, respectively.

(3) Reflects the divestiture of two properties in February and May, respectively, and three properties, through a property for property swap transaction which occurred in June. The net proceeds from the sales aggregated to $3,693 and were used to repay borrowings under the Unsecured Credit Facility. In connection with the sale of the San Carlos property, the Company received a note receivable in the principal amount of $8,000. The note receivable accrues interest at 8.5% per annum, requires monthly payments of interest only, and matures on May 1, 2007.

(4) Reflects the incremental effect of the Company's Preferred Stock Offering of 2,000,000 shares of Series D Preferred Stock. The net proceeds of approximately $48,125 were used to repay pro forma borrowings on the Company's Unsecured Facility. The estimated interest reduction was based upon an assumed rate of 7.01% per annum.

(5) Basic earnings per share is computed as net income or loss allocable to common divided by the weighted average number of shares of Common Stock outstanding, excluding the dilutive effects of stock options and other potentially dilutive securities.

     Dilutive earnings per share is computed as net income or loss allocable to common divided by the weighted average number of shares of Common Stock outstanding, plus the dilutive effect of stock options and other potentially dilutive securities.

     Effective June 29, 1998, the holders of the Series B Preferred Stock converted all of the outstanding 2,272,727 shares of Series B Preferred Stock into Common Stock on a one-for-one basis. The dividends to the Series B Preferred stockholders were therefore eliminated in the calculation of net income allocable to common in the pro forma condensed consolidated financial statements.

(6) Pro forma taxable income for the twelve months ended March 31, 1998 is approximately $43,840.

                        MERIDIAN INDUSTRIAL TRUST, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1997
                  (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)

                                                  Unadjusted Pro
                                                      Forma                                           Preferred Stock
                                                  Operations (1)  Acquisitions (2)  Divestitures (3)    Offering (4)    Pro Forma
                                                  --------------  ----------------  ----------------  ---------------   ----------
REVENUES:
Rental revenue                                    $   100,672        $  11,244      $  (2,872)         $     -          $ 109,044
Income from unconsolidated subsidiaries                     -            3,223              -                -              3,223
Interest income and other                               2,014                -            680                -              2,694
                                                  --------------  ----------------  ----------------  ---------------   ----------
     Total revenue                                    102,686           14,467         (2,192)               -            114,961
                                                  --------------  ----------------  ----------------  ---------------   ----------
OPERATING EXPENSES:
Interest                                               19,843            6,245           (271)           (3,528)           22,289
Property taxes                                         11,898            1,283           (238)               -             12,943
Property operating                                      9,032              879           (348)               -              9,563
General and administrative                              6,212                -              -                -              6,212
Depreciation and amortization                          18,492            2,246           (432)               -             20,306
                                                  --------------  ----------------  ----------------  ---------------   ----------
     Total operating expenses                          65,477           10,653         (1,289)           (3,528)           71,313
                                                  --------------  ----------------  ----------------  ---------------   ----------

Income before minority interest                        37,209            3,814           (903)            3,528            43,648
Minority interest in net (income)                           -             (630)             -                -               (630)
                                                  --------------  ----------------  ----------------  ---------------   ----------

Net income                                        $    37,209        $   3,184      $    (903)         $  3,528         $  43,018
                                                  --------------  ----------------  ----------------  ---------------   ----------
                                                  --------------  ----------------  ----------------  ---------------   ----------

Net income                                        $    37,209                                                           $  43,018
Less Series D preferred stock dividends                     -                                                              (4,375)
                                                  --------------                                                        ----------
Net income allocable to Series B preferred and
  common                                               37,209                                                              38,643
Less Series B preferred stock dividends (5)            (2,818)                                                                  -
                                                  --------------                                                        ----------
Net income allocable to common                    $    34,391                                                           $  38,643
                                                  --------------                                                        ----------
                                                  --------------                                                        ----------

Basic per share data: (5)
Net income allocable to common per basic
  weighted average common share outstanding       $      1.14                                                           $    1.19
                                                  --------------                                                        ----------
                                                  --------------                                                        ----------

Diluted per share data: (5)
Net income allocable to common per diluted
  weighted average common share outstanding       $      1.12                                                           $    1.17
                                                  --------------                                                        ----------
                                                  --------------                                                        ----------

Weighted average common shares outstanding: (5)
Basic                                              30,165,662                                                           32,438,389
                                                  --------------                                                        ----------
                                                  --------------                                                        ----------
Diluted                                            30,638,817                                                           32,911,544
                                                  --------------                                                        ----------
                                                  --------------                                                        ----------


                        MERIDIAN INDUSTRIAL TRUST, INC.
                           NOTES AND ADJUSTMENTS TO
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                 (UNAUDITED, IN THOUSANDS, EXCEPT SHARE DATA)


(1) The following table sets forth the incremental effects on the Company's historical revenues and expenses for the year ended December 31, 1997 resulting from pro forma adjustments made to the Company's historical results of operations for the year ended December 31, 1997 to reflect
    (i) the incremental effect of completed property acquisitions by the Company either directly or through one of its consolidated partnerships during 1997; (ii) the incremental effect of properties divested by the Company in 1997, (iii) the second amendment of the Unsecured Credit Facility resulting in the reduction in the interest rate to LIBOR plus 1.3%; and (iv) the completion in November 1997 of a private offering of $160,000 in principal of unsecured senior notes, as if such transactions and adjustments had occurred on January 1, 1997.


                                                                    UNSECURED    UNADJUSTED
                         1997         PROPERTY        PROPERTY        SENIOR        1997
                      HISTORICAL    ACQUISITIONS    DIVESTITURES      NOTES      PRO FORMA
                         (A)            (B)             (C)            (D)       OPERATIONS
                      ----------    ------------    ------------    ---------    ----------
REVENUES:
Rental revenue         $64,136        $37,244          $(708)        $    --      $100,672
Interest income
  and other              2,014             --             --              --         2,014
                      ----------    ------------    ------------    ---------    ----------
    Total revenue       66,150         37,244           (708)             --       102,686
                      ----------    ------------    ------------    ---------    ----------
OPERATING EXPENSES:
Interest                11,022            506             --           8,315        19,843
Property taxes           8,194          3,809           (105)             --        11,898
Property operating       5,540          3,665           (173)             --         9,032
General and
  administrative         6,212             --             --              --         6,212
Depreciation and
  amortization          11,194          7,412           (114)             --        18,492
                      ----------    ------------    ------------    ---------    ----------
    Total operating
      expenses          42,162         15,392           (392)          8,315        65,477
                      ----------    ------------    ------------    ---------    ----------
NET INCOME BEFORE
  MINORITY INTEREST    $23,988        $21,852          $(316)        $(8,315)     $ 37,209
                      ----------    ------------    ------------    ---------    ----------
                      ----------    ------------    ------------    ---------    ----------


    (A) On a historical basis, the Company's net income allocable to common was $19,870. Basic and diluted earnings per share was $1.12 and $1.09, respectively, based on weighted average common shares outstanding of 17,791,304 and 18,264,459, respectively.

    (B) In 1997, the Company entered into five separate agreements with different institutional sellers and acquired a total of 95 industrial properties and a secured participating mortgage loan. The purchase price aggregated to $360,803, including a participating loan which was purchased for $21,500. The portfolio acquisitions were funded with
        (i) the issuance of 16,277,554 shares of the Company's Common Stock,
        (ii) borrowings on its Unsecured Credit Facility, and (iii) cash on hand.

        In addition to the portfolio acquisitions, during 1997, the Company purchased thirteen properties. The aggregate purchase price for these properties totaled $90,401. The acquisitions were funded with
        (i) borrowings on its Unsecured Credit Facility, (ii) assumption of mortgage notes totaling $16,153, (iii) proceeds from the issuance of 414,508 shares of the Company's Common Stock at an offering price of $24.125 per share, and (iv) cash on hand.

    (C) During 1997, the Company sold five properties for an aggregate sales price of $11,833. After closing costs and pro-rated items which totaled $638, the Company received net proceeds from the property sales aggregating to $11,195 which were used to repay borrowings on the Unsecured Credit Facility.

    (D) During 1997, the Company issued unsecured senior notes in two tranches, $135,000 maturing on November 20, 2007, bearing an interest rate of 7.25% per annum, and $25,000 maturing on November 20, 2009, bearing an interest rate of 7.30% per annum. The proceeds from the unsecured senior notes were used to repay the above borrowings made on the Unsecured Credit Facility to fund property acquisitions.

(2) Reflects the incremental effect (i.e. as if such activities had occurred or been completed on January 1, 1997) of completed property acquisitions by the Company during 1998, either directly or through one of its consolidated partnerships. The incremental depreciation and amortization is based upon estimated useful lives of 35 years.

    The following table sets forth the revenues and expenses of the Acquisitions for the year ended December 31, 1997:


                                                                                                Minority
                                                                                 Property      Interest in
                                                     Rental       Property      Operating          Net
        Property                    Market           Revenue       Taxes         Expenses       (Income)
-------------------------      ----------------      -------      --------      ---------      -----------
5141 East Santa Ana            LA Basin, CA          $ 1,247       $  135         $ 48           $  --
15450 E. Salt Lake Ave.        LA Basin, CA              283           67           25              --
Foothills Ranch and
  Rancho Santa Margarita
  properties (total of 4
  properties)                  LA Basin, CA              922          198           25              --
7050 Alan                      Columbus, OH              333            5           20              --
  Schwartzwalder
624 Krona Drive                Dallas, TX                292           50           36              --
Property Swap
  Transaction (total of
  5 properties)                Memphis, TN             2,516          291          261              --
25 Otis Street                 New Jersey/I-95           605           57           73              --
2300 Principal Row             Orlando, FL               505           50           48              --
MDN/JSC II
  L.P. Properties              Las Vegas, NV
  (total of 7 properties)        and Dallas, TX        4,541          430          343            (630)
                                                     -------      --------      ---------      -----------
Total                                                $11,244       $1,283         $879           $(630)
                                                     -------      --------      ---------      -----------
                                                     -------      --------      ---------      -----------


    The Acquisitions were funded with: (i) draws on its Unsecured Credit Facility, (ii) the assumption of a mortgage notes payable in the principal amount of $21,389, (iii) funds released from an escrow account amounting to $4,228 and (iv) cash on hand. The estimated incremental interest expense was based on: (i) pro forma borrowings on the Company's Unsecured Credit Facility totaling $136,089 at an assumed rate of 7.33% per annum, and (ii) mortgage notes payable assumed with outstanding balances of $7,547, $6,245, $3,675 and $3,921 bearing interest rates of 8.30%, 7.50%, 7.90% and 6.95%, respectively.

    The estimated incremental income from unconsolidated subsidiary was based on (i) pro forma equity losses from MRI totaling $57, (ii) secured loans extended to MRI totaling $29,758 accruing interest at 9% per annum, and
    (iii) unsecured loans extended to MRI totaling $5,567 accruing interest at 10% per annum. The incremental interest income accrued by the Company on the secured and unsecured loans extended to MRI amounted to $2,708 and $572, respectively.

(3) Reflects the divestiture of five properties during 1998, three of which were through a property for property swap transaction. The net proceeds from the sales aggregated to $3,693 and were used to repay borrowings under the Unsecured Credit Facility. The pro forma net gain on divestiture of properties totaled $2,214. In connection with the sale of the San Carlos property, the Company received a note receivable in the principal amount of $8,000. The note receivable accrues interest at 8.5% per annum, requires monthly payments of interest only, and matures on May 1, 2007. No gain or loss on divestiture was recognized in connection with the property swap transaction.

(4) Reflects the incremental effect of the Company's Preferred Stock Offering of 2,000,000 shares of Series D Preferred Stock. The net proceeds of approximately $48,125 were used to repay pro forma borrowings on the Company's Unsecured Facility. The estimated interest reduction was based upon an assumed rate of 7.33% per annum.

(5) Basic earnings per share is computed as net income or loss allocable to common divided by the weighted average number of shares of Common Stock outstanding, excluding the dilutive effects of stock options and other potentially dilutive securities.

    Dilutive earnings per share is computed as net income or loss allocable to Series B preferred and common divided by the weighted average number of shares of Common Stock outstanding, plus the dilutive effect of stock options and other potentially dilutive securities.

    Effective June 29, 1998, the holders of the Series B Preferred Stock converted all of the outstanding 2,272,727 shares of Series B Preferred Stock into Common Stock on a one-for-one basis. The dividends to the Series B Preferred stockholders were therefore eliminated in the calculation of net income allocable to common in the pro forma condensed consolidated financial statements.

(6) Pro forma taxable income for the year ended December 31, 1997 is approximately $37,845.


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